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                                                            EXHIBIT 10


                      NAVISTAR INTERNATIONAL CORPORATION
                               AND SUBSIDIARIES
                      ----------------------------------
                              MATERIAL CONTRACTS


     The following documents of Navistar International Corporation and its affiliate Navistar Financial Corporation are incorporated herein by reference.

     10.1 Navistar International Corporation 1975 Stock Option Plan. Filed as Exhibit A to Registration No. 2-55544.

     10.2 Navistar International Corporation 1984 Stock Option Plan. Filed as Exhibit A to Proxy Statement dated February 6, 1984. Commission File No. 1-5236.

     10.3  Navistar 1988 Non-Employee Director Stock Option Plan.
           Filed as Exhibit B to Proxy Statement dated January 25, 1988. Commission File No. 1-9618.

     10.4 Pooling and Servicing Agreement dated as of December 1, 1990, between Navistar Financial Corporation as Servicer, Navistar Financial Securities Corporation as Purchaser, with respect to Dealer Note Trust 1990. Filed on Registration No. 33-36767.

     10.5 Form of Executive Severance Agreement which is executed with all executive officers dated September 14, 1992. Commission
           File No. 1-9618.

     10.6 Security, Pledge and Trust Agreement between Navistar Financial Corporation and Bankers Trust Company, Trustee, dated as of April 26, 1993. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

     10.7 Amended and Restated Purchase Agreement among Truck Retail Instalment Paper Corp., as Seller, Navistar Financial Corporation, certain purchasers, Chemical Bank and Bank of America, Illinois formerly known as Continental Bank N.A. as Co-Agents, and J. P. Morgan Delaware as Administrative Agent, dated as of April 26, 1993. Filed on Form 8-K dated April 30, 1993. Commission
           File No. 1-4146-1.

     10.8 Indenture dated as of November 10, 1993 between Navistar Financial 1993-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1993-A Owner Trust.
           Filed on Registration No. 33-50291.

     10.9 Navistar 1994 Performance Incentive Plan. Filed as Appendix to Proxy Statement dated January 27, 1994. Commission
           File No. 1-9618.

     10.10 Indenture dated as of May 3, 1994 between Navistar Financial 1994-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.









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                                                EXHIBIT 10 (CONTINUED)


                      NAVISTAR INTERNATIONAL CORPORATION
                               AND SUBSIDIARIES
                      ----------------------------------
                              MATERIAL CONTRACTS


     10.11 Indenture dated as of August 3, 1994 between Navistar Financial 1994-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

     10.12 Amended and Restated Credit Agreement dated as of November 4, 1994 among Navistar Financial Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

     10.13 Liquidity Agreement dated as of November 7, 1994 among NFC Asset Trust, as Borrower, Chemical Bank, Bank of America Illinois, The Bank of Nova Scotia, and Morgan Guaranty Trust Company of New York, as Co-Arrangers, and Chemical Bank, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission
            File No. 1-4146-1.

     10.14 Indenture dated as of December 15, 1994 between Navistar Financial 1994-C Owner Trust and the Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

     10.15 Indenture dated as of May 25, 1995 between Navistar Financial 1995-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1995-A Owner Trust. Filed on Registration No. 33-55865.

     10.16 Indenture dated as of November 1, 1995 between Navistar Financial 1995-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1995-B Owner Trust. Filed on Registration No. 33-55865.




























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